  Ex

First Quarter 2016 Earnings Conference Call 19 February 2016 Exhibit 99.3 (Furnished herewith) 21

 1st Quarter 2016 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 22

 1st Quarter 2016 Earnings Conference Call 3 First Quarter Overview (in millions of dollars except per share amounts) Q1 2016 Q1 2015 Change Net Sales and Revenues $5,525 $6,383 -13% Net Sales $4,769 $5,605 -15% Net Income Attributable to Deere & Company $254 $387 -34% Diluted EPS $0.80 $1.12 -29% 23

 1st Quarter 2016 Earnings Conference Call 4 First Quarter Overview Net Sales Equipment operations net sales: Down 15% in Q1 2016 vs. Q1 2015 Price realization: +2 points Currency translation: (4) points 24

 1st Quarter 2016 Earnings Conference Call 5 Worldwide Agriculture & Turf First Quarter Overview *Q1 2016 operating profit impacted by: (in millions of dollars) Q1 2016 Q1 2015 Change Net Sales $3,600 $4,081 -12% Operating Profit* $144 $268 -46% Favorable Unfavorable Price Realization Shipment Volumes Selling, Administrative & General Expenses Foreign-Currency Exchange Production Costs Product Mix 25

 1st Quarter 2016 Earnings Conference Call U.S. Farm Cash Receipts Source: 2000 – 2014: USDA 9 February 2016 2015F – 2016F: Deere & Company Forecast as of 19 February 2016 6 26 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015F 2016F $ Billions Crops Livestock Government Payments

 1st Quarter 2016 Earnings Conference Call 7 World Farm Fundamentals Global Stocks-to-Use Ratios Source: USDA – 9 February 2016 Cotton Wheat Corn Soybeans 27 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% 1994 1997 2000 2003 2006 2009 2012 2015P

 1st Quarter 2016 Earnings Conference Call 8 Deere & Company Forecast as of 19 February 2016 Economic Update EU 28 – Fiscal 2016 Economic activity gradually improving Arable income remains under pressure Continued weakness in dairy sector Beef prices remain solid, pork prices at low levels 28

 1st Quarter 2016 Earnings Conference Call 9 Deere & Company Forecast as of 19 February 2016 Economic Update Other Selected Markets – Fiscal 2016 China Slower economic growth continues Value of agricultural production expected to be flat Mechanization trends remain positive, however, changes in subsidies are causing uncertainty India Government continues to support the agricultural sector Value of agricultural production expected to be down Two consecutive below normal monsoon seasons impacting farm incomes 29

 1st Quarter 2016 Earnings Conference Call 10 Crop Value of Agricultural Production Brazil Source: IHS Global Insight, February 2016 Crop Value of Agricultural Production Expected to decrease ~ 2% in 2016 over prior season 2015 Mix by Crop US$ Billions 30 $0 $20 $40 $60 $80 $100 $120 2004 2006 2008 2010 2012 2014 2016F 43% 33% 18% 6% Soybeans Sugarcane Corn Other Grains

 1st Quarter 2016 Earnings Conference Call 11 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2016 Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) 2016 Forecast Previous Forecast U.S. and Canada Ag Down 15-20% No change between Previous Forecast and Current Forecast EU 28 Ag Flat to down 5% South America Ag (Tractors and Combines) Down 10-15% Asia Ag Flat to down slightly U.S. and Canada Turf and Utility Equipment Flat to up 5% 31

 1st Quarter 2016 Earnings Conference Call 12 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2016 Forecast Net sales: Down ~ 10% Currency translation: ~ (4) points Previous forecast: Down ~ 8% Currency translation: ~ (2) points Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) 32

 1st Quarter 2016 Earnings Conference Call 13 Worldwide Construction & Forestry First Quarter Overview (in millions of dollars) Q1 2016 Q1 2015 Change Net Sales $1,169 $1,524 -23% Operating Profit* $70 $146 -52% *Q1 2016 operating profit impacted by: Favorable Unfavorable Price Realization Shipment Volumes Selling, Administrative & General Expenses 33

U.S. Economic Indicators 2016 Forecast Previous Forecast GDP Growth (annual percentage rate)* +2.7% +2.9% Housing Starts (thousands) 1,220 1,277 Total Construction Investment (annual percentage rate)* +3.9% +6.0% Government Construction Investment (annual percentage rate)* +3.8% +1.1% 1st Quarter 2016 Earnings Conference Call 14 Worldwide Construction & Forestry Deere & Company Outlook Source: IHS Global Insight, Calendar Year Estimates – January 2016 * Change from prior year in real dollars Fiscal Year 2016 Forecast Net sales: Down ~ 11% Currency translation: ~ (2) points Previous forecast: Down ~ 5% Currency translation: ~ (1) point Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) 34

 1st Quarter 2016 Earnings Conference Call 15 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.08% 15 Year Average * Annualized provision for credit losses as of 31 January 2016 35 0.00% 0.50% 1.00% 1.50% 2.00% 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016* 10 Year Average

 1st Quarter 2016 Earnings Conference Call 16 Worldwide Financial Services First Quarter 2016 Net income attributable to Deere & Company $129 million in Q1 2016 vs. $157 million in Q1 2015 Fiscal Year 2016 Forecast Net income attributable to Deere & Company of ~ $525 million Previous forecast: ~ $550 million Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) 36

 1st Quarter 2016 Earnings Conference Call 17 Consolidated Trade Receivables & Inventory (in millions of dollars) Q1 2016* Actual 2016** Forecast 2016** Previous Forecast A&T $241 $250 $425 C&F $36 $300 $225 Total, as reported $205 $550 $650 Total, constant exchange $183 $475 $625 * Change at 31 January 2016 vs. 31 January 2015 ** Forecasted change at 31 October 2016 vs. 31 October 2015 Note: Before the sale of receivables to John Deere Financial Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) 37

 1st Quarter 2016 Earnings Conference Call 18 Cost of Sales as a Percent of Net Sales Equipment Operations Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) First Quarter 2016 81% Fiscal Year 2016 Forecast ~ 79% No change from previous forecast 38

 1st Quarter 2016 Earnings Conference Call 19 Research & Development Expense Equipment Operations First Quarter 2016 Down 4% vs. Q1 2015 Currency translation: ~ (2) points Fiscal Year 2016 Forecast Down ~ 3% vs. FY 2015 Currency translation: ~ (1) point Previous forecast: Down ~ 3% vs. FY 2015 Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) 39

 1st Quarter 2016 Earnings Conference Call 20 Selling, Administrative & General Expense Equipment Operations Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) First Quarter 2016 Down 11% vs. Q1 2015 Currency translation: ~ (5) points Incentive compensation: ~ (2) points Pension/OPEB: ~ (1) point Fiscal Year 2016 Forecast Down ~ 4% vs. FY 2015 Currency translation: ~ (3) points Pension/OPEB: ~ (2) points Incentive compensation: ~ (1) point Previous forecast: Down ~ 1% vs. FY 2015 Currency translation: ~ (2) points Pension/OPEB: ~ (2) points 40

 1st Quarter 2016 Earnings Conference Call 21 Pension and OPEB Expense First Quarter 2016 Down $44 million vs. Q1 2015 Fiscal Year 2016 Forecast Down ~ $200 million vs. FY 2015 No change from previous forecast Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) 41

 1st Quarter 2016 Earnings Conference Call 22 Income Taxes Equipment Operations First Quarter 2016 Effective tax rate: 20% Fiscal Year 2016 Forecast Effective tax rate: 33-35% Previous forecast: 34-36% Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) 42

 1st Quarter 2016 Earnings Conference Call 23 Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * Previous forecast ~ $2.6 billion Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) $ Billions ~ $2.1 43

 1st Quarter 2016 Earnings Conference Call 24 2016 Company Outlook Second Quarter 2016 Forecast Net sales: Down ~ 8% vs. Q2 2015 Price realization: ~ +2 points Currency translation: ~ (3) points Deere & Company Forecast as of 19 February 2016 44

 1st Quarter 2016 Earnings Conference Call 25 2016 Company Outlook Fiscal Year 2016 Forecast Net sales: Down ~ 10% vs. FY 2015 Price realization: ~ +2 points Currency translation: ~ (3) points Previous forecast: Down ~ 7% vs. FY 2015 Price realization: ~ +2 points Currency translation: ~ (2) points Net income attributable to Deere & Company of ~ $1.3 billion Previous forecast ~ $1.4 billion Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) 45

 1st Quarter 2016 Earnings Conference Call 26 Appendix 46

 1st Quarter 2016 Earnings Conference Call 27 The John Deere Strategy 47

Deere Use-of-Cash Priorities 1st Quarter 2016 Earnings Conference Call 28 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 48

 1st Quarter 2016 Earnings Conference Call 29 Sources and Uses of Cash Fiscal 2004–2015 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash (1) Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including excess tax benefits from share-based compensation and the effect of exchange rates on cash and cash equivalents (1) $ Millions $2,900 ~65% of cash from operations returned to shareholders Beginning Cash & Cash Equivalents (10/31/03) Cash From Operations Divestitures, net of Acquisitions Capital Expenditures Investment in Financial Services Net Change in Debt and Intercompany Balances Dividends Share Repurchase, net of Common Stock Issuances Other(1)  Ending Cash & Cash Equivalents (10/31/15) 49

 1st Quarter 2016 Earnings Conference Call Deere Quarterly Dividends Declared* Q1 2003 – Q1 2016 * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix 30 Dividend raised 114% since launch of the revised John Deere Strategy in 2010** 50

 1st Quarter 2016 Earnings Conference Call 31 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-1Q2016: ~ $16.3 billion Amount remaining on December 2013 authorization of $8 billion: ~ $3.4 billion 31 January 2016 period ended basic shares: ~ 315.3 million 1Q2016 average diluted shares: ~ 317.6 million Shares repurchased 2004-1Q2016: ~ 243.7 million Average repurchase price 2004-1Q2016: $66.91 * All shares adjusted for two-for-one stock split effective 26 November 2007 51 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD $ Billions Shares Repurchased* (in millions) ~37% Net Share Reduction 2004 - 1Q2016 Shares Repurchased Amount Spent

 1st Quarter 2016 Earnings Conference Call 32 Other Information Equipment Operations Fiscal Year 2016 Forecast Capital Expenditures: ~ $775 million Previous forecast: ~ $800 million Depreciation and Amortization: ~ $800 million Previous forecast: ~ $850 million Pension/OPEB Contributions: ~ $60 million Previous forecast: ~ $100 million Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) 52

 1st Quarter 2016 Earnings Conference Call 33 U.S. Farm Commodity Prices Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) (dollars per bushel, except cotton, which is dollars per pound) 2014/15 Estimate Previous 2014/15 2015/16 Projection Previous 2015/16 Corn $3.70 $3.86 $3.60 $3.65 Wheat $5.99 $5.99 $5.00 $5.00 Soybeans $10.10 $10.10 $8.80 $8.90 Cotton $.61 $.61 $.60 $.59 53

U.S. Farm Commodity Prices 1st Quarter 2016 Earnings Conference Call 34 Source: USDA 54 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Cotton - Dollars per Pound Dollars per Bushel Wheat Corn Soybeans Cotton

 1st Quarter 2016 Earnings Conference Call 35 U.S. Acres Planted Deere & Company Forecast as of 19 February 2016 Acres Planted (millions) 2014/15 Estimate 2015/16 Projection Corn 90.6 88.0 Wheat 56.8 54.6 Soybeans 83.3 82.7 Cotton 11.0 8.6 55

 1st Quarter 2016 Earnings Conference Call 36 U.S. Farm Cash Receipts Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) (in billions of dollars) 2014 2015 Forecast Previous 2015 2016 Forecast Previous 2016 Crops $209.3 $191.3 $193.3 $189.7 $192.8 Livestock $212.2 $185.7 $190.3 $177.7 $192.2 Government Payments $9.8 $10.6 $11.1 $13.9 $9.4 Total Cash Receipts $431.3 $387.6 $394.7 $381.3 $394.4 56

 1st Quarter 2016 Earnings Conference Call 37 U.S. Net Farm Cash Income Deere & Company Forecast as of 19 February 2016 (Previous Forecast as of 25 November 2015) (in billions of dollars) 2014 2015 Forecast Previous 2015 2016 Forecast Previous 2016 Total Cash Receipts $431.3 $387.6 $394.7 $381.3 $394.4 Other Farm-Related Income $35.3 $33.8 $35.7 $34.3 $35.5 Gross Cash Income $466.6 $421.4 $430.4 $415.6 $429.9 Cash Expenses ($338.5) ($328.2) ($329.0) ($324.8) ($323.0) Net Cash Income $128.1 $93.2 $101.4 $90.8 $106.9 57

 1st Quarter 2016 Earnings Conference Call U.S. Farm Balance Sheet Source: 1972 – 2014: USDA 9 February 2016 2015F – 2016F: Deere & Company Forecast as of 19 February 2016 38 58 10% 12% 14% 16% 18% 20% 22% 24% 26% 28% 30% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015F 2016F $ Billions Farm Debt Farm Equity Debt to Equity Ratio (%) Debt to Asset Ratio (%)

 1st Quarter 2016 Earnings Conference Call 39 Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 11% more than the industry 2WD Tractors (40 < 100 PTO hp) 5% in line with the industry 2WD Tractors (100+ PTO hp) 36% in line with the industry 4WD Tractors 10% more than the industry Combines 19% more than the industry January 2016 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 31 January – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2016 2015 2WD Tractors (100+ PTO hp) 29% 24% Combines 10% 10% 59

 1st Quarter 2016 Earnings Conference Call 40 January 2016 Retail Sales EU 28 Deere* Tractors single digit Combines double digits U.S. and Canada Deere* Selected Turf & Utility Equipment double digits * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt double digits Settlements single digit 60

Deere’s second quarter 2016 conference call is scheduled for 9:00 a.m. central time on Friday, May 20, 2016 61